UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2017

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JOUNCE THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37998	45-4870634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Memorial Drive Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 259-3840

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 20, 2017, the Board of Directors (the “Board”) of Jounce Therapeutics, Inc. (the “Company”), upon recommendation of the Board’s Nominating and Corporate Governance Committee, increased the size of the Board by one member and appointed Luis A. Diaz, Jr., M.D. as a director, effective immediately. Dr. Diaz has been designated as a Class II director to serve in accordance with the Company’s By-Laws until the Company’s 2019 Annual Meeting of Stockholders or until his successor has been duly elected and qualified, or until his earlier death, removal, or resignation.

Dr. Diaz has served as the Head of the Solid Tumor Oncology division and a faculty member at the Memorial Sloan Kettering Cancer Center since December 2016. From 2004 to December 2016, Dr. Diaz was a faculty member and physician at Johns Hopkins University School of Medicine. Dr. Diaz is also a founder and board member, and from 2010 to 2016 served as President, Chief Executive Officer and Chief Medical Officer, of Personal Genome Diagnostics Inc., a private cancer genome analysis company. He received his M.D. from the University of Michigan, where he also received his B.A. in Microbiology.

In accordance with the Company’s non-employee director compensation policy, Dr. Diaz (i) will receive annual cash compensation of $35,000 as a member of the Board and reimbursement for reasonable travel and other expenses incurred in connection with attending meetings of the Board and committees thereof and (ii) was granted an option to purchase 27,100 shares of the Company’s common stock, par value $0.001 per share, with an exercise price equal to the closing price of the Company’s common stock on the NASDAQ Global Select Market on the date of his appointment, which option will vest in equal quarterly installments during the twelve quarters following the grant date, subject to Dr. Diaz’s continued service on the Board. Dr. Diaz also will enter into a standard form of indemnification agreement with the Company, in the form that is filed as Exhibit 10.12 to the Company’s Registration Statement on Form S-1 (File No. 333-215372), filed with the Securities and Exchange Commission on December 30, 2016.

There are no arrangements or understandings between Dr. Diaz and any other person pursuant to which Dr. Diaz was elected as a director. There are no transactions in which Dr. Diaz has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOUNCE THERAPEUTICS, INC.

Date: October 23, 2017	By:	/s/ Kim C. Drapkin
Kim C. Drapkin
Treasurer and Chief Financial Officer